UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2022

Repare Therapeutics Inc.

(Exact Name of Registrant as Specified in Its Charter)

Québec	001-39335	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7210 Frederick-Banting, Suite 100
St-Laurent, Québec, Canada	H4S 2A1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 412-7018

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, no par value	RPTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On January 7, 2022, Repare Therapeutics (the “Company”) issued a press release providing a business update and highlighting anticipated upcoming milestones including anticipated data readouts from expansion cohorts of the Company’s clinical trials of RP-3500, the expected initiation of a monotherapy Phase 2 TRESR trial of RP-3500 in the first quarter of 2022, the expected initiation of a Phase 1 pediatric module of TRESR trial of RP-3500 monotherapy in children in the first quarter of 2022 and the expected initiation of IND-enabling studies in the Company’s Polq¸ inhibitor program in the first half of 2022. A copy of the press release is furnished herewith as Exhibit 99.1.

As previously disclosed in December 2021, the Company has initiated its Phase 1 clinical trial of RP-6306 in combination with gemcitabine for the treatment of molecularly selected advanced solid tumors. Additionally, the Company reaffirms its previous guidance of reporting early clinical data for RP-6306 in the second half of 2022.

Management of the Company will present at the upcoming 40th Annual J.P. Morgan Healthcare Conference on Wednesday, January 13, 2022 at 3:45 p.m. ET. The presentation will be webcast live and will be available by clicking on an available link on the Investors section of the Company’s website located at https://ir.reparerx.com/news-and-events/events.

On January 10, 2022, the Company plans to post an updated corporate presentation dated January 2022 providing a general business update as well as the aforementioned updates regarding its anticipated upcoming milestones for 2022. The corporate presentation will be available under the “News and Events” section of the Company’s website, located at https://ir.reparerx.com/news-and-events/presentations. The Company intends to use this presentation at the 40th Annual J.P. Morgan Healthcare Conference beginning on January[10, 2022 as well as in future meetings with analysts, investors and others from time to time.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements in this Current Report on Form 8-K other than statements of historical fact could be deemed forward looking including, but not limited to, statements regarding the Company’s clinical development plans and business strategy including statements regarding the Company’s plans and timelines for the clinical development of RP-3500 and RP-6306 including plans and timelines for pursuing development in any expansion phase(s) of clinical trials as well as anticipated data readout dates; the potential therapeutic effects and anticipated clinical benefits of RP-3500 and RP-6306, as a monotherapy and in combination; and whether preclinical or early clinical results of RP-3500, RP-6306 and the Company’s Polq¸ inhibitor program will be predictive of future clinical trials. Words such as “plans,” “expects,” “will,” “shall,” “anticipates,” “continue,” “expand,” “advance,” “believes,” “guidance,” “target,” “may,” “remain,” “project,” “outlook,” “intend,” “estimate,” “could,” “should,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. The forward-looking statements herein speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update these forward-looking statements. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation, the impacts of the COVID-19 pandemic on the Company’s business, clinical trials and financial position, unexpected safety or efficacy data observed during preclinical studies or clinical trials, clinical trial site activation or enrollment rates that are lower than expected, the potential product candidates that the Company develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all, changes in expected or existing competition, changes in the regulatory environment, the uncertainties and timing of the regulatory approval process, and unexpected litigation or other disputes. Other factors that may cause the Company’s actual results to differ from those expressed or implied in the forward-looking statements in this Current Report on Form 8-K are identified in the section titled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 filed with the Securities and Exchange Commission (“SEC”) and the Québec

Autorité des Marchés Financiers (“AMF”) on November 10, 2021, and its other documents subsequently filed with or furnished to the SEC and AMF. The Company expressly disclaims any obligation to update any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibit.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated January 7, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPARE THERAPEUTICS INC.

By:	/s/ Lloyd M. Segal
Lloyd M. Segal
President and Chief Executive Officer

Dated: January 7, 2022